GUIDESTONE FUNDS
Supplement dated September 18, 2026
to
Prospectus for the Select Class dated July 31, 2026
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.  PRINCIPAL UNDERWRITER CHANGE
Effective November 1, 2026, Ultimus Fund Distributors, LLC (UFD) will become principal underwriter of each series of GuideStone Funds (collectively, the Funds). Upon effectiveness, Foreside Funds Distributors LLC (Foreside) will no longer serve as the principal underwriter, and at that time, all references to Foreside will be deleted in their entirety and replaced with references to UFD. In addition, the following changes will be made:
In the section “Service Providers,” on page 69, the disclosure with respect to the Principal Underwriter is amended as follows:
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
On the back cover, the reference to the disclosure with respect to the principal underwriter is amended as follows:
Funds distributed by Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
i

GUIDESTONE FUNDS
Supplement dated September 18, 2026
to
Statement of Additional Information for the Select Class (SAI) dated July 31, 2026
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  PRINCIPAL UNDERWRITER CHANGE
Effective November 1, 2026, Ultimus Fund Distributors, LLC (UFD) will become the principal underwriter of each series of GuideStone Funds. Upon effectiveness, Foreside Funds Distributors LLC (Foreside) will no longer serve as the principal underwriter, and at that time, all references to Foreside will be deleted in their entirety. In addition, the following changes will be made:
In the section “Other Service Providers,” on page 66, the disclosure with respect to the Underwriter is amended as follows:
Underwriter. Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Underwriter of each Fund’s shares pursuant to a Distribution Agreement (Agreement). The Agreement is for an initial two-year term and is renewable annually thereafter. The Agreement is terminable without penalty on 60 days’ written notice by the Board of Directors or by the Underwriter. The Agreement will also terminate automatically in the event of its assignment. The Funds do not pay any fees to the Underwriter in its capacity as underwriter. The Underwriter may enter into agreements with affiliates of the Adviser in connection with distribution. The Underwriter has agreed to use efforts deemed appropriate by it to facilitate the distribution of the Funds’ shares, which are offered on a continuous basis.
On the back cover of the SAI, the reference to the disclosure with respect to the principal underwriter is amended as follows:
Funds distributed by Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
i